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                       SECURITIES AND EXCHANGE COMMISSION

                              450 FIFTH STREET, NW
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

                                 JUNE 20, 1996
                                 DATE OF REPORT

                                 $171,326,953.09

                    CORESTATES HOME EQUITY LOAN TRUST 1996-1
         (Exact name of registrant as specified in its charter)

                          HOME EQUITY LOAN CERTIFICATES

New York                     33-79544-07                36-7148609
                             Series 1996-1

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(STATE OR OTHER JURISDICTION      (COMMISSION         (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)        IDENTIFICATION
                                                      NUMBER)

                  c/o CoreStates Bank, N.A., as Master Servicer
                              1345 Chestnut Street
                        Philadelphia, Pennsylvania 19107
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        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES   (ZIP CODE)
                OF MASTER SERVICER)

MASTER SERVICER'S TELEPHONE NUMBER, INCLUDING AREA CODE:
(215) 973-3801


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                                INTRODUCTORY NOTE

         The Registrant, CoreStates Home Equity Loan Trust 1996-1 (the "Trust"), is a trust formed pursuant to a Pooling and Servicing Agreement dated as of May 1, 1996 (the "Pooling and Servicing Agreement"), by and among New Jersey National Bank and CoreStates Bank, N.A., as seller (the "Sellers"), CoreStates Bank, N.A., as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). The Trust, which is the issuer of Home Equity Loan Certificates became subject to the reporting requirements under
Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act") when the Registration Statement (No. 33-79544) on Form S-3 (the "Registration Statement"), filed by the Sellers on behalf of the Trust, became effective.

         Each Certificate evidences a fractional undivided ownership interests in the Trust. The property of the Trust consists of a pool of fixed-rate, closed-end, simple interest, home equity mortgage loans (the "Home Equity Mortgage Loans") originated or acquired by the Sellers which are secured by mortgages, deeds of trust or other instruments creating a first or more junior lien on one- to four-family dwellings and certain moneys received thereunder on and after May 1, 1996, a Collection Account, a Reserve Account and a Yield Supplement Account and certain other assets. The Seller transferred Home Equity Mortgage Loans with an aggregate principal balance of $171,326,953.09 to the Trust on May 30, 1996.

         The Certificates consist of four classes of senior certificates (together, the "Class A Certificates") and one class of subordinated certificates (the "Class R Certificates"). The Class A Certificates, in an aggregate principal amount of $171,326,000 were offered to the public pursuant to a prospectus, dated May 22, 1995 (the "Prospectus").

         The Trust filed an Application for an Exemptive Order (the "Application") with the Securities and Exchange Commission (the "Commission") which was approved on February 25, 1994. It permits the Trust to satisfy its reporting requirements under Section 13 of the Exchange Act by filing each monthly servicing report, as described in Section 5.02 of the Pooling and Servicing Agreement, as an exhibit to a Current Report on Form 8-K. The Trust is filing this Current Report on Form 8-K pursuant to such approved application.

Item 7.  Financial Statements and Exhibits

                  The following exhibits are furnished herewith:

                  4 Pooling and Servicing Agreement dated as of May 1, 1996 by and among New Jersey National Bank, as Seller, CoreStates Bank, N.A., as Master Servicer and First National Bank of Chicago, as Trustee.

                  21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of May 1, 1996 through May 31, 1996.

                  25       Power of Attorney of The First National Bank of
                           Chicago.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 1996                      CORESTATES HOME EQUITY TRUST
                                            (Registrant)

                                            By The First National Bank
                                                   of Chicago

                                               By /s/ Barbara M. Rothenberg
                                                  -------------------------
                                                  Barbara M. Rothenberg
                                                  Attorney-in-Fact

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                                  Exhibit Index

Exhibit No.

4                 Pooling and Servicing Agreement dated
                  as of May 1, 1996 between New Jersey
                  National Bank, as Sellers, CoreStates Bank,
                  N.A., as Master Servicer and First National
                  Bank of Chicago, as Trustee.

21 Monthly servicing report prepared by the Master Servicer and sent to holders of the Certificates pursuant to Section 5.02(b) of the Pooling and Servicing Agreement covering the period of May 1, 1996 through May 31, 1996.

25 Power of Attorney of The First National Bank of Chicago.


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